SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                     pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): November 20, 1996


                      MARVEL ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in charter)

Delaware                            1-10779            94-3024816
(State of other jurisdiction       (Commission       (IRS employer
of incorporation)                  File Number)      identification no.)


              387 Park Avenue South, New York, New York        10016
            (Address of principal executive offices)         (Zip Code)

                               (212) 696-0808
            (Registrant's telephone number, including area code)


                         FORWARD-LOOKING STATEMENTS

         Statements in this report on Form 8-K such as "intend", "estimated", "believe", "expect", "anticipate" and similar expressions which are not historical are forward-looking statements that involve risks and uncertainties. Such statements include, without limitation, the expectation of Marvel Entertainment Group, Inc. (the "Company") as to financial performance for the remainder of 1996 and for 1997. In addition to factors that may be described in the Company's Securities and Exchange Commission filings, including this filing, the following factors, among others, could cause the Company's financial performance to differ materially from that expressed in any forward-looking statements made by, or on behalf of, the Company: (i) continued weakness in the comic book market which cannot be overcome by the Company's new editorial and production initiatives in comic publishing; (ii) continued general weakness in the trading card market; (iii) the failure of fan interest in baseball to return to traditional levels that existed prior to the 1994 baseball strike and the potential for decreased fan interest due to a possible disruption of play in 1997 as a result of the failure of the owners and players to agree on a collective bargaining agreement, thereby negatively impacting the Company's baseball card business; (iv) the effectiveness of the Company's changes to its trading card and publishing distribution;
(v) a decrease in the level of media exposure or popularity of the Company's characters resulting in declining revenues based on such characters; (vi) the lack of continued commercial success of properties owned by major licensors which have granted the Company licenses for its sports and entertainment trading card and sticker businesses; (vii) unanticipated costs or delays in completing projects associated with the Company's new ventures including media, interactive software and on-line services and theme restaurants; (viii) consumer acceptance of new product introductions, including those for toys; (ix) imposition of tariffs or import quotas on toys manufactured in China as a result of a deterioration in trade relations between the U.S. and China; and (x) the outcome of the Company's discussions for the restructuring of the Company's credit agreements and related anticipated transactions.


Item 5.  Other Events

On November 20, 1996, the information concerning the registrant set forth in Exhibit 99.1 hereto, was provided by Marvel Holdings Inc., Marvel (Parent) Holdings Inc. and Marvel III Holdings Inc., to their respective bondholders for use in discussions with such bondholders.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit 99.1 Information provided to bondholders.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 20, 1996


                                   MARVEL ENTERTAINMENT GROUP, INC.
                                              (Registrant)


                                   By:  /s/ Bobby G. Jenkins
                                   Name:  Bobby G. Jenkins
                                   Title: Executive Vice President and Chief
                                             Financial Officer


                               EXHIBIT INDEX

Exhibit

99.1  Information provided to bondholders



EXHIBIT 99.1 Information provided to bondholders.